EXHIBIT H




                         PLEDGE AGREEMENT

                    Dated as of August 9, 1995

                                by

                      TRIARC COMPANIES, INC.

                            in favor of

          THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

                             as Agent

                         PLEDGE AGREEMENT

     PLEDGE AGREEMENT, dated as of August 9, 1995 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), made by TRIARC COMPANIES, INC., a corporation organized under the laws of Delaware (the "Guarantor"), in favor of THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent (in such capacity, together with its successors in such capacity, the "Agent") for the benefit of each of the lenders (the "Lenders") signatory to the Credit Agreement dated as of August 9, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Mistic Brands, Inc., a corporation organized under the laws of Delaware (the "Borrower"), the Agent and the Lenders.

                       W I T N E S S E T H :

     WHEREAS, pursuant to the terms of the Credit Agreement and the other Facility Documents, the Lenders have agreed to extend credit to the Borrower upon the terms and subject to the conditions set forth therein to be evidenced by the Notes issued by the Borrower thereunder and the Letters of Credit issued thereunder and to be guarantied by the Guarantor under the Unconditional Guaranty; and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their extensions of credit to the Borrower under the Credit Agreement that the Guarantor shall have executed and delivered this Agreement to the Agent to secure the Unconditional Guaranty by the Guarantor of the obligations of the Borrower under the Notes, the Letters of Credit, the Credit Agreement and the other Facility Documents.

     NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make its loans and to purchase Participating Interests in Letters of Credit issued under the Credit Agreement, the Guarantor hereby agrees with the Agent, as follows:

          ARTICLE 1.  DEFINITIONS.

     Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined;
and the following terms have the following meanings:

     "Code" means the Uniform Commercial Code as in effect in the State of New York.

     "Collateral" means all of the right, title and interest of the Guarantor in, to and under the Pledged Stock, whether now owned or hereafter acquired, together with all the proceeds thereof and dividends thereon and any replacements thereof, additions thereto or substitutions therefor and all accounts arising from the sale or disposition thereof.

     "Equity Rights" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class.

     "Pledged Stock" means all of the Guarantor's right, title and interest, if any, in and to all of the issued and outstanding shares of capital stock and all Equity Rights in the Borrower owned by the Guarantor, together with its rights to receive dividends and distributions by the Borrower whether in cash, stock, securities or other property, and whether during the continuance of or on account of the liquidation of the Borrower, and all of its other rights as stockholder or holder of other securities of the Borrower.

     "Secured Obligations" means the unpaid principal of and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of any Obligor to the Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Note, any Letter of Credit, any Interest Rate Protection Agreement to which a Lender is a party, any other Facility Document and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Agent or any Lender) or otherwise.

     "Security" has the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

          ARTICLE 2.  COLLATERAL

     Section 2.01. Grant of Security Interest. As security for the payment by the Guarantor of its Unconditional Guaranty of the Secured Obligations and the performance by the Guarantor of its other obligations and undertakings under this Agreement and under the other Facility Documents, the Guarantor does hereby grant, bargain, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and grant a continuing security interest to the Agent in and to all right, title and interest of the Guarantor in the Collateral.

     Section 2.02. Delivery of Certificates; Delivery of Financing Statements. (a) The Guarantor hereby delivers to the Agent all of the certificates evidencing the Pledged Stock owned by the Guarantor, in each case, endorsed in blank or accompanied with appropriate undated stock powers duly executed in blank. The Guarantor has caused the Lien of the Agent in and to the Pledged Stock to be registered upon the books of the Borrower. All other shares of the Pledged Stock subsequently acquired by the Guarantor shall be pledged and delivered to the Agent promptly upon the acquisition thereof, accompanied by stock powers duly executed in blank.

          (b) The Guarantor has executed and delivered to the Agent such financing statements as the Agent has requested, with respect to that portion of the Collateral in which a Lien may be perfected by the filing of a financing statement against the Guarantor.

          ARTICLE 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS
                      CONCERNING SECURITY

     Section 3.01. Title; Liens. The Guarantor represents, warrants and covenants that Schedule A hereto completely and accurately lists all of the Pledged Stock held by the Guarantor and the Collateral in which the Guarantor holds an interest is owned solely by the Guarantor and, except as contemplated by the Facility Documents, no other Person has any right, title, interest, claim or Lien thereon, or thereto.

     Section 3.02.  Sale of Collateral; Liens.  So long as
Guarantor shall have any obligations under the Unconditional
Guaranty, the Guarantor

          (a) will not sell, assign or otherwise transfer any of the Collateral if a Default or Event of Default exists or would exist after giving effect to such transfer;

          (b) will keep all Collateral in existence on the date, and all Collateral acquired after the date, of execution of this Agreement, free from all Liens, and

          (c) will pay and discharge, when due, all taxes, levies and governmental charges upon any Collateral, and shall defend all Collateral against all claims of any Person other than the Agent, except if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained.

     Section 3.03.  Voting Rights Concerning Collateral; Proxy.
(a) During the term of this Agreement, and so long as no Event of Default shall have occurred and be continuing, the Guarantor shall have the right to vote the Collateral on all corporate questions for all purposes as if this Agreement had not been executed.

          (b) Upon the occurrence and during the continuance of an Event of Default, the Agent, upon prior written notice to the Guarantor, shall be permitted to exercise all voting powers pertaining to the Collateral. After the occurrence and during the continuance of any such Event of Default, this Section 3.03(b) shall constitute and grant an irrevocable proxy which shall become effective and shall entitle the Agent, at its election, to vote the Collateral upon any and all corporate matters.

     Section 3.04. Chief Executive Office. The office where the Guarantor keeps its records concerning the Collateral in which the Guarantor holds an interest and the Guarantor's principal place of business and chief executive office is located at the location set forth in Schedule B. So long as the Guarantor provides the Agent with written notice within thirty (30) days of any such relocation, the Guarantor may relocate its principal place of business and chief executive office, respectively.

     Section 3.05. No Restrictions. The Guarantor represents and warrants that, except as contemplated by the Facility Documents, each of the shares of the Pledged Stock is fully paid and non-assessable, that there are no restrictions upon the transfer (other than pursuant to state and federal securities laws) of, or the right to vote in respect of, any of the Collateral and that the Guarantor has the right to pledge and grant a security interest in or otherwise transfer such Collateral free of any Lien.

     Section 3.06. Subsequent Changes Affecting Collateral. The Guarantor hereby represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights of the Pledged Stock), and the Guarantor agrees that the Agent shall have no responsibility or liability for informing the Guarantor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Agent may, upon the occurrence and during the continuance of an Event of Default, without prior notice and at its option, transfer or register the Collateral or any part thereof, into its or its nominee's name without any indication that such Collateral is subject to the security interest hereunder. The Agent will promptly notify the Guarantor of any such action taken by the Agent.

     Section 3.07. Adjustments with Respect to Collateral. In the event that, during the term of this Agreement, any stock dividend, reclassification, adjustment or other change is declared or made in the capital structure of the Borrower, or any option included with the Collateral is exercised, or both, all new, substituted and additional shares, or other Securities, issued by reason of any such change or exercise shall be delivered and held by the Agent under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder; provided, however, that nothing contained in this Section 3.07 shall be deemed to permit the issuance of any warrants or other rights or options by the Borrower that is prohibited by the Facility Documents.

     Section 3.08. Equity Rights with Respect to Collateral. In the event that during the term of this Agreement any Equity Rights shall be issued or exercised in connection with the Collateral, such warrants, rights and options and all new stock or other Securities acquired by the Guarantor in connection therewith shall be assigned and delivered to the Agent to be held under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder; provided, however, that nothing contained in this Section 3.08 shall be deemed to permit the issuance of any Equity Rights by the Borrower that is prohibited by the Facility Documents.

     Section 3.09. Reimbursement. The Guarantor shall pay any and all reasonable costs, including, without limitation, reasonable attorneys' fees, legal expenses and court costs, that the Agent may incur in enforcing, defending or protecting its Lien on, or rights and interests in, the Collateral, or any its rights and remedies under this Agreement and, until paid by the Guarantor, such sums shall be considered as additional obligations owing by the Guarantor hereunder and, as such shall be secured by all of the Collateral. Subject to the terms of the Credit Agreement and except to the extent limited by applicable law and except for the gross negligence and willful misconduct of the Agent, the Agent shall not be liable or responsible in any way for the safekeeping of the Collateral or for any loss or damage thereto or for any diminution in the value thereof.

     Section 3.10. Further Assurances. So long as any of the Secured Obligations or any Commitment shall be outstanding, upon the written request of the Agent, the Guarantor, at its expense, will timely execute, acknowledge, deliver, file and record, or will cause to be executed, acknowledged, delivered, filed or recorded, all such further instruments, conveyances, transfers, financing statements, continuation statements and assurances as may be necessary or appropriate (and, in any event, as may be reasonably requested by the Agent) to subject to the Lien of this Agreement, and to preserve, continue and protect the Lien of this Agreement on, the Collateral, including, without limitation, any Collateral acquired after the date of this Agreement, or as may be required in order to transfer to, or perfect the rights of any new agent or agents in, the Collateral.

          ARTICLE 4.  DEFAULTS -- REMEDIES

     Section 4.01. Nature of Events. An "Event of Default" shall exist if any Event of Default under, and as defined in, the Credit Agreement or the Unconditional Guaranty occurs and is continuing.

     Section 4.02. Default Remedies. (a) If an Event of Default exists and is continuing, the Agent may exercise all of the rights and remedies conferred in this Agreement and in each of the other Facility Documents and any and all of the rights and remedies of a secured party under the Code, it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Agreement or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time, during such period, as often as may reasonably be deemed expedient by the Agent.

          (b) If an Event of Default exists and is continuing, the Agent shall have the rights, at any time or from time to time, to sell any or all of the Collateral.

          (c) The Guarantor and the Agent agree that ten (10) Banking Days' prior written notice to the Guarantor of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such reasonable locations as the Agent shall designate in such notice. Except as expressly set forth in any Facility Document, any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by the Guarantor. Sales for cash, at any public or private sale, if made in good faith, are all hereby deemed (without limitation) to be commercially reasonable (as defined in the Code). The Agent shall have the right to bid at any such sale on behalf of any one or more Lenders (who shall also have the right to bid individually). Proceeds arising from any such sale shall be applied to the repayment of the Secured Obligations in the manner set forth in the Credit Agreement.

          (d) Anything in this Agreement contained to the contrary notwithstanding, and in view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Collateral that consists of Securities may be effected after an Event of Default, the Guarantor agrees that upon the occurrence and during the continuance of an Event of Default, the Agent may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidders and prospective purchasers to those who will represent or agree as to their investment intent or method of resale or both in a manner reasonably required by the Agent to assure compliance with applicable securities laws. The Agent shall give the Guarantor written notice prior to making any such offer of any such Collateral. Each of the Agent and the Guarantor may solicit offers to buy such Collateral, or any part of it, for cash, from a limited number of investors deemed by the Agent, in its reasonable business judgment, to be responsible parties who might be interested in purchasing such Collateral, and if the Agent and the Guarantor collectively solicit such offers from not less than five (5) such investors, then the acceptance by the Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition (as defined in the Code) of such Collateral unless applicable law provides otherwise.

          (e) All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of the Guarantor contained in this Agreement or any other Facility Document or contained in any agreement supplementary to this Agreement or any other Facility Document, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of the Guarantor contained in this Agreement or any other Facility Document.

          (f) The Guarantor will pay to the Agent all reasonable expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions of this Agreement and all other charges due against the Collateral, including, without limitation, taxes (other than income taxes imposed upon the Agent in connection therewith), assessments, security interests, Liens or encumbrances upon the Collateral and any expenses, including transfer or other taxes, arising in connection with any sale, transfer or other disposition of Collateral.

     Section 4.03. Other Enforcement Rights. The Agent may proceed to protect and enforce this Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement in this Agreement contained or in execution or aid of any power in this Agreement granted, or for foreclosure under this Agreement, or for the appointment of a receiver or receivers for the Collateral or any part thereof, for the recovery of judgment for the obligations secured by this Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

     Section 4.04. Effect of Sale, etc. (a) Any sale or sales pursuant to the provisions of this Agreement, whether under any right or power granted hereby or thereby or pursuant to any legal proceedings, shall, except as may otherwise be prohibited by law, operate to divest the Guarantor of all right, title, interest, claim and demand whatsoever, either at law or in equity, of, in and to the Collateral, or any part thereof, so sold, except as may otherwise be prohibited by law, and any Collateral so sold shall be free and clear of any and all rights of redemption by, through or under the Guarantor. At any such sale any Lender may bid for and purchase the Collateral sold and may make payment therefor as set forth in clause (b) of this Section 4.04, and any such Lender so purchasing any such Collateral, upon compliance with the terms of sale, may hold, retain and dispose of such Collateral without further accountability.

          (b) The receipt by the Agent, or by any Person authorized under any judicial proceedings to make any such sale, of the proceeds of any such sale shall be a sufficient discharge to any purchaser of the Collateral, or of any part thereof, sold as aforesaid; and no such purchaser shall be bound to see to the application of such proceeds, or be bound to inquire as to the authorization, necessity or propriety of any such sale. In the event that, at any such sale, any Lender is the successful purchaser, it shall be entitled, for the purpose of making settlement or payment, to use and apply such Collateral to the Secured Obligations by crediting thereon the net proceeds of such sale.

     Section 4.05. Delay or Omission; No Waiver. No course of dealing on the part of the Agent nor any delay or failure on the part of the Agent to exercise any right shall impair such right or operate as a waiver of such right or otherwise prejudice the Agent's rights, powers and remedies. No waiver by the Agent of any Default or Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Default or Event of Default, or to impair the rights resulting therefrom except as may be otherwise expressly provided in this Agreement. Upon the occurrence and during the continuance of an Event of Default, every right and remedy given by this Agreement, by any other Facility Document or by law to the Agent may be exercised from time to time as often as may be deemed expedient by the Agent.

     Section 4.06. Restoration of Rights and Remedies. If the Agent shall have instituted any proceeding to enforce any right or remedy under this Agreement or under any other Facility Document and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Agent, then and in every such case the Agent and the Guarantor and the Lenders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions under this Agreement and under the other Facility Documents, and, unless otherwise determined in such proceeding, thereafter all rights and remedies of the Agent shall continue as though no such proceeding had been instituted.

     Section 4.07. Application of Proceeds. The proceeds of any exercise of rights with respect to the Collateral, or any part thereof, and the proceeds and the avails of any remedy under this Agreement shall be paid to and applied in accordance with the provisions of the Credit Agreement. If there is a deficiency, the Guarantor shall, subject always to the other provisions of this Agreement, remain liable therefor and shall forthwith pay the amount of any such deficiency to the Agent. If there is an excess, such excess shall be returned to the Borrower.

     Section 4.08. Waivers by the Guarantor. (a) To the extent permitted by law, the Guarantor hereby waives notice of acceptance of this Agreement and of extensions of credit, loans, advances or other financial assistance under the Facility Documents or under any other agreement, note, document or instrument now or at any time or times hereafter executed by the Guarantor and delivered to the Agent or any Lender in connection with or pursuant to a Facility Document. To the extent permitted by law, the Guarantor further waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which the Guarantor might otherwise be entitled, except as otherwise expressly provided in this Agreement or in the other Facility Documents.

          (b) The Guarantor (to the extent that it may lawfully do so) covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advance of, any stay (except in connection with a pending appeal or the automatic stay imposed under 11 U.S.C. Section 362 or any successor or replacement thereof), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale made under any judgment, order or decree based on this Agreement or any other Facility Document; and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives and relinquishes all benefit and advance of any and all such laws and hereby covenants that it will not hinder, delay or impede the execution of any power in this Agreement or therein granted and delegated to the Agent, but that it will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

     Section 4.10. Consent. The Guarantor hereby consents that from time to time, before or after the occurrence or existence of any Event of Default, with or without notice to or assent from the Guarantor, any security at any time held by or available to the Agent for any of the Secured Obligations, or any other security at any time held by or available to the Agent for any obligation of any other Person secondarily or otherwise liable for any of the Secured Obligations, may be exchanged, surrendered, or released and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, as the Agent or any holder thereof may see fit (except that the Guarantor shall have the right to consent prior to any amendment of the Secured Obligations), and the Guarantor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver or release.

          ARTICLE 5.  DEFEASANCE

     Section 5.01. Satisfaction and Discharge. If the Borrower or the Guarantor shall pay and discharge the entire indebtedness on all Secured Obligations outstanding by paying or causing to be paid the principal of, and interest on, all Secured Obligations outstanding; and if the Borrower or the Guarantor shall also pay or cause to be paid all other sums payable under this Agreement with respect to the Secured Obligations and all sums payable under any one or more of the other Facility Documents; and if all Commitments shall have been terminated, then and in that case all of the right, title and interest of the Agent in the Collateral created hereby shall cease and terminate, and thereupon the Agent, upon written request of the Guarantor, shall forthwith execute and deliver, without recourse, assignments and other instruments (including stock certificates and termination statements) acknowledging satisfaction and discharging all of the right, title and interest of the Agent in the Collateral created hereby (subject to any disposition thereof that may have been previously made by the Agent pursuant to any of the Facility Documents).

     Section 5.02. Disposal of Assets; Release of Lien. So long as no Default or Event of Default shall exist or be created as a result thereof, if the Guarantor shall sell, assign or transfer the Pledged Stock to a Person other than an Affiliate, then the Agent, upon payment to it of all amounts then owed to it as fees and expenses under this Agreement resulting from such sale, shall forthwith return the certificates evidencing the Pledged Stock so sold and shall forthwith execute proper instruments releasing the interest in such Pledged Stock so sold from the Lien of the Agent created under this Agreement.

          ARTICLE 6.  MISCELLANEOUS

     Section 6.01. Amendments and Waivers. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Guarantor, the Agent and the Required Lenders, or by the Guarantor and the Agent acting with the consent of the Required Lenders and any provision of this Agreement may be waived by the Required Lenders or by the Agent acting with the consent of the Required Lenders; provided that no amendment, modification or waiver shall, unless by an instrument signed by all of the Lenders or by the Agent acting with the consent of all of the Lenders: (a) permit the creation of any Lien with respect to any of the Collateral that is prior or equal to the Lien of the Agent; (b) except as provided herein, effect the deprivation of any Lender of the benefit of any Lien upon all or any part of the Collateral; (c) create any priority with respect to any portion of the Secured Obligations over any other portion with respect to the Lien upon all or any part of the Collateral; or (d) amend, waive or modify the definition of Secured Obligations.

     Section 6.02. Survival. The obligations of the Guarantor under Section 3.09 or Section 4.02(h) shall survive the repayment of the Loans and the termination of the Commitments.

     Section 6.03. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the Guarantor, the Lenders and their respective successors and assigns.

     Section 6.04. Notices. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to the Agent in writing, by telex, telecopy or other writing or by telephone, confirmed by telex, telecopy or other writing, and to the Lenders and to the Guarantor by ordinary mail, hand delivery, overnight courier or telecopier addressed to such party at its address on the signature page of the Credit Agreement. Notices shall be effective: (a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when the confirmation and delivery of the telecopy is transmitted to the telecopier number as aforesaid is transmitted; provided that notices to the Agent and the Lenders shall be effective upon receipt.

     SECTION 6.05. JURISDICTION; IMMUNITIES. (A) EACH OF THE GUARANTOR AND THE AGENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH OF THE GUARANTOR AND THE AGENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE GUARANTOR AND THE AGENT IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO EACH OF THE GUARANTOR AND THE AGENT AT ITS ADDRESS SPECIFIED IN SECTION 6.04. EACH OF THE GUARANTOR AND THE AGENT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE GUARANTOR AND THE AGENT FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE GUARANTOR FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE AGENT OR ANY LENDER SHALL BE BROUGHT ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY. EACH OF THE GUARANTOR AND THE AGENT WAIVES ANY RIGHT THEY MAY HAVE TO JURY TRIAL.

          (b) Nothing in this Section 6.05 shall affect the right of the Guarantor, the Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Agent or any Lender to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.

          (c) To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

     Section 6.06. Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

     Section 6.07. Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     Section 6.08. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

     SECTION 6.09.  GOVERNING LAW.  THIS AGREEMENT SHALL BE
GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     Section 6.10. Subject to the Credit Agreement. Any and all rights granted to the Agent under this Agreement are to be held and exercised by the Agent for the benefit of the Lenders, pursuant to the provisions of the Credit Agreement. To the extent set forth in the Facility Documents, each of the Lenders shall be a beneficiary of the terms of this Agreement. Any and all obligations under this Agreement of the parties to this Agreement, and the rights granted to the Agent under this Agreement, are created and granted subject to the terms of the Credit Agreement.

     Section 6.11. Power of Attorney. The Guarantor hereby makes, constitutes and appoints the Agent the true and lawful agent and attorney in fact of the Guarantor, with full power of substitution

          (a) if an Event of Default exists and is continuing, and to the fullest extent permitted by applicable law, to transfer any of the Collateral on the books of the issuer thereof to the name of the Agent or its nominee, and to indorse for negotiation its name on any of the Collateral; and

          (b) to do any and all things necessary to take such action in the name and on behalf of the Guarantor to carry out the provisions of this Agreement, including, without limitation, the grant of the security interest granted to the Agent with respect to the Collateral and the Agent's rights created under this Agreement after a request by the Agent to take any action, and the failure or refusal of the Guarantor to comply with such request within five (5) Banking Days.

The Guarantor agrees, in the absence of willful wrongdoing or gross negligence, that neither the Agent nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any good faith error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 6.11. The power of attorney granted under this Section 6.11 is coupled with an interest and shall be irrevocable so long as the Unconditional Guaranty remains outstanding.

     Section 6.12. Term of Agreement. This Agreement shall be and remain in full force and effect so long as the Unconditional
Guaranty is outstanding.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                   GUARANTOR:

                                   TRIARC COMPANIES, INC.


                                   By:
                                      Name:
                                      Title:


                                   AGENT:

                                   THE CHASE MANHATTAN BANK
                                     (NATIONAL ASSOCIATION)


                                   By:
                                      Name:
                                      Title:

                            SCHEDULE A

Corporation  Class of Shares    No. of Shares   Certificate Number

Mistic Brands,  Common       884.25                1
Inc.

                            SCHEDULE B


900 Third Avenue
New York, NY  10022